Supplement to the
Strategic Advisers® Income Opportunities Fund
April 29, 2019
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the "Fee Table" heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.02%
Acquired fund fees and expenses	0.67%
Total annual operating expenses(b),(a)	0.99%
Fee waiver and/or expense reimbursement(c)	0.25%
Total annual operating expenses after fee waiver and/or expense reimbursement(b),(a)	0.74%

(a)  Based on historical expenses, adjusted to reflect current fees.

(b)  Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

(c)  Strategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.75% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2022, and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

The following information replaces similar information found in the “Fund Summary” section under the "Fee Table" heading.

1 year	$76
3 years	$241
5 years	$475
10 years	$1,145

The following information replaces similar information found in the “Fund Summary” section under the "Investment Adviser" heading.

FIAM LLC (FIAM) and PGIM, Inc. (PGIM) have been retained to serve as sub-advisers for the fund.

The following information supplements similar information found in the “Fund Management” section under the "Sub-Adviser(s)" heading.

PGIM, at 655 Broad Street, Newark, New Jersey 07102, has been retained to serve as a sub-adviser for the fund. As of September 30, 2019, PGIM had approximately $838 billion in assets under management.

SRQ-19-01 1.9870908.104	December 13, 2019